CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 1996 with respect to the financial statements of John Hancock Mutual Life Insurance Company, in Amendment No. 1 to the Registration Statement (Form N-4, No. 333-08345) and related prospectus of John Hancock Variable Annuity Account H.


                                                  Ernst & Young LLP
                                                  /s/ Ernst & Young LLP

December 20, 1996